BlackRock Basic Value Fund, Inc.

(the “Fund”)

Supplement dated March 28, 2017

to the Summary Prospectuses and Prospectuses, each dated October 28, 2016, as amended or supplemented to date

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Basic Value Fund, Inc. — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Basic Value Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Carrie King	2009	Managing Director of BlackRock, Inc.
Joseph Wolfe	2017	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Carrie King and Joseph Wolfe are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Carrie King and Joseph Wolfe are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.
Joseph Wolfe	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2012; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

Shareholders should retain this Supplement for future reference.

ALLPR-BV-0317SUP

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